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                                                                  EXHIBIT 23.14

                                    CONSENT

     The undersigned hereby consents to the filing of its amended Fairness Opinion as an exhibit to the registration statement on Form S-4 filed by American Family Holdings, Inc. with the Securities and Exchange Commission (the "Registration Statement") and to the reference to us under the caption "Background and Reasons for the Acquisition -- Appraisals and Fairness Opinion" in the prospectus which is a part of the Registration Statement.

Dated:  May 8, 1998

                                   HOULIHAN VALUATION ADVISORS


                                   By /S/ BRET TACK
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                                   Print Name BRET TACK
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                                   Title PRINCIPAL
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